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                                                                  EXHIBIT 10.3


                           FORM OF GUARANTY AGREEMENT

         GUARANTY AGREEMENT (this "Agreement"), dated as of March 28, 2000, between Henry Fahman (individually, a "Guarantor" and collectively the "Guarantors") and SovCap Equity Partners, Ltd, a corporation organized under the laws of the Bahamas, as Agent (the "Agent") for the purchasers (the "Purchasers") listed on the Purchaser Signature Pages to the Purchase Agreement (as hereinafter defined).

         A. Providential Holdings, Inc., a Nevada corporation (the "Company") and the Purchasers are parties to a Series 1 Bridge Note and Security Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Purchase Agreement"), providing, subject to the terms and conditions thereof, for the issuance and sale by the Company of up to $4,000,000 principal amount of Series 1 Secured Convertible Bridge Notes (the "Bridge Notes").

         B. To induce the Purchasers to enter into the Purchase Agreement and to purchase the Bridge Notes thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors have agreed to, jointly and severally, guarantee the Guaranteed Obligations (as hereinafter defined) on the terms and conditions set forth in this Agreement and to secure the Guaranteed Obligations by a pledge of shares of capital stock pursuant to the terms of a Pledge Agreement dated as of the date hereof between the Guarantors and the Agent, as agent for the Purchasers (the "Pledge Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         Section 1. DEFINITIONS. All capitalized terms used herein but not defined herein shall have the meanings set forth in the Purchase Agreement. As used herein, the following terms shall have the following meanings.

         Section 2. THE GUARANTEE.

         2.01. THE GUARANTEE.

         (a) The Guarantors, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantee to each Purchaser and the Agent the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, and at all times thereafter, of all Obligations, including, without limitation, all amounts owing by the Company to any Purchaser or the Agent under this Guaranty, the Pledge Agreement, the Purchase Agreement or any other Transaction Agreement, whether for principal or interest (including, without limitation, interest accruing before, during or after any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, and, if interest ceases to accrue by operation of law by reason of any such proceeding, interest which otherwise would have accrued in the absence of such proceeding), and in each case whether or not recovery may be or hereafter may

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become barred by any statute of limitations, whether enforceable or unenforceable as against the Company, now or hereafter existing, or due or to become due (collectively, together with the Costs (as hereinafter defined), the "Guaranteed Obligations").

         (b) Each Guarantor further agrees to pay, upon demand, all costs and expenses ("Costs"), including, without limitation, all court costs and reasonable attorneys' fees and expenses, paid or incurred by the Agent (a) in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, any Guarantor or (b) in endeavoring to realize upon (whether by judicial, nonjudicial or other proceedings) any collateral securing any Guarantor's liabilities under this Guaranty. The term "Guaranteed Obligations" as used herein shall include all such Costs.

         (c) Notwithstanding the foregoing provisions of this Section 2.01, the Agent agrees that it will look solely to the Pledge Stock (as defined in the Pledge Agreement) for the repayment of the Guaranteed Obligations, without recourse against the personal assets of the Guarantors and that the Guarantors shall not be personally liable to the Agent or the Purchasers for any amounts payable under this Agreement.

         2.02 OBLIGATIONS UNCONDITIONAL. The obligations of each Guarantor under
Section 2.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Purchase Agreement, the Bridge Notes or any other agreement or instrument (including, without limitation, any other Transaction Agreement) referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations or for the obligations of any Guarantor hereunder, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of each Guarantor hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

         (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

         (b) any of the acts mentioned in any of the provisions of the Purchase Agreement or the Bridge Notes or any other agreement or instrument referred to herein or therein (including, without limitation, any other Transaction Agreement) shall be done or omitted;

         (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Purchase Agreement or the Bridge Notes or any other agreement or instrument referred to herein or therein (including, without limitation, any other Transaction Agreement) shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

         (d) any lien, security interest or other encumbrance or charge (collectively, a "Lien") granted to, or in favor of, the Agent or any Purchaser or Purchasers as security for any of the Guaranteed

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Obligations or as security for the obligations of the Guarantor hereunder shall be released, exchanged, enforced or shall fail to be perfected.

Except as expressly provided in this Agreement, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Purchaser exhaust any right, power or remedy to proceed against the Company under the Purchase Agreement or the Bridge Notes or any other agreement or instrument referred to herein or therein (including, without limitation, any other Transaction Agreement), or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations or any of the obligations of any Guarantor hereunder.

         2.03 REINSTATEMENT. The obligations of each Guarantor under this
Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Purchaser on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Agent or such Purchaser in connection with any such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. The provisions of this Section 2.03 shall survive the termination of this Agreement.

         2.04 SUBROGATION. Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code) or otherwise by reason of any payment by such Guarantor pursuant to the provisions of this Section 2 and further agrees with the Company for the benefit of each of such Guarantor's creditors (including, without limitation, each Purchaser and the Agent) that any such payment by such Guarantor shall constitute a contribution of capital by such Guarantor to the Company.

         2.05 REMEDIES. Each Guarantor agrees that, as between such Guarantor and the Purchasers, the obligations of the Company under the Purchase Agreement and the Bridge Notes may be declared to be forthwith due and payable as provided in the Purchase Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided therein) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.01.

         2.06 CONTINUING GUARANTEE. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

         2.07 INTEREST ON DEFAULTED GUARANTEED OBLIGATIONS. If any Guarantor fails to pay any amount when due pursuant to Section 2.01 hereof, such Guarantor agrees to pay interest on the amount of such payment not so paid from said due date until such payment shall be paid in full at a rate per annum equal to the Default Rate (as defined in the Bridge Notes), payable on demand of the Agent.

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         2.08 APPLICATION OF PAYMENTS. The cash at the time held by the Agent shall be applied by the Agent in the following order:

         (a) to the expenses incurred in effecting such recovery or in enforcing any right or remedy under this Agreement or any of the other Transaction Agreements, and any other expenses theretofore incurred by the Agent and not previously reimbursed by the Company;

         (b) to accrued interest, payable by the Company, according to Purchaser's Proportionate Share of the accrued interest on the Bridge Notes; and

         (c) to the unpaid principal of the Bridge Notes with each Purchaser receiving such Purchaser's Proportionate Share of such principal.

         (d) after all amounts required to be paid pursuant to Section 2.01 hereof have been paid in full, to the payment to the Guarantors or their heirs, executors, administrators, successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

         2.10 FURTHER ASSURANCES. Each Guarantor agrees that, from time to time upon the written request of the Agent, such Guarantor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

         Section 3. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to the Purchasers and the Agent that:

         3.01 NO BREACH. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which any Guarantor is a party or by which any Guarantor is bound or to which any Guarantor is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any Guarantor's earnings or assets pursuant to the terms of any such agreement or instrument.

         3.02 BINDING OBLIGATION. This Agreement has been duly and validly executed and delivered by each Guarantor and constitutes his legal, valid and binding obligation, enforceable in accordance with its terms.

         3.03 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by any Guarantor of this Agreement or for the validity or enforceability hereof.

         3.04 TAXES. Each Guarantor has filed all federal income tax returns and all other material tax returns which are required to be filed by such Guarantor and has paid all taxes due and payable by such Guarantor except for any such taxes the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

         Section 4. COVENANTS. Each Guarantor agrees that, until the payment and satisfaction in full of the Guaranteed Obligations:

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         4.01 TAXES. Each Guarantor will pay and discharge all taxes, assessments and governmental charges or levies imposed on him or upon his earnings or assets.

         4.02 LITIGATION AND OTHER NOTICES. Each Guarantor will promptly give to each Purchaser notice of the following:

         (a) all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting the Guarantor; and

         (b) any business or organization in which the Guarantor becomes engaged in, or otherwise directly or indirectly becomes employed by, or acts as a consultant or Purchaser to, or becomes a director, officer, employee, owner, or partner of, other than the ownership or not more than 5% of the outstanding common stock of a corporation, if, at the time of its acquisition by the Guarantor such stock is listed on a national securities exchange or the Nasdaq Stock Market.

         Section 5. MISCELLANEOUS.

         5.01 NO WAIVER. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Purchasers shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

         5.02 GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         5.03  ENTIRE AGREEMENT; WAIVER OF JURY TRIAL, ETC.

         (a) This Agreement and the other Transaction Agreements constitute the entire contract between the parties hereto relative to the subject matter hereof. Any previous agreement among the

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parties hereto with respect to the transactions contemplated by the Purchase
Agreement is superseded by this Agreement, the Purchase Agreement and the other Transaction Agreements. Except as expressly provided herein or in the other Transaction Agreements, nothing in this Agreement or in the other Transaction Agreements, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement the other Transaction Agreements.

         (b) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement and the other Transaction Agreements.

         (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph
(b) of this Section 5.04 any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

         (d) Each party hereto (i) certifies that no representative, agent or attorney of the Agent or any Purchaser has represented, expressly or otherwise, that the Agent or such Purchaser would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement or the other Transaction Agreements, as applicable, by, among other things, the mutual waivers and certifications herein.

         5.04 NOTICES. Any notice, consent, waiver, or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided, that a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:,

         (a) if to Henry Fahman, c/o Providential Holdings, Inc., 8700 Warner Avenue, Fountain Valley, California 92708, Facsimile: (714) 596-0252, in each case with a copy (which shall not constitute notice) to Dieterich & Associates, 11300 W. Olympic Blvd, Suite 800, Los Angeles, CA 90064-1637, attention:
Christopher H. Dieterich, Esq., Fax: (310) 312-6680.

         (b) if to the Agent, c/o Sovereign Capital Advisors, LLC, 3340 Peachtree Road, N.E., Suite 1965, Atlanta, Georgia 30326, Attention: Paul Hamm,
Facsimile: (404) 812-3738; with a copy (which shall not constitute notice) to Warshaw Burstein Cohen Schlesinger & Kuh, LLP, 555 Fifth Avenue, New York, New York 10017, Attention: Michael D. Schwamm, Esq.; and

         (c) if to any Purchaser, at the address set forth below its name on such Purchaser's Signature Page to the Purchase Agreement with a copy (which shall not constitute notice) to the such Purchaser's legal counsel as set forth on such Purchaser's Signature Page to the Purchase Agreement.

Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

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         5.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and permitted assigns of each Guarantor, the Agent and the Purchasers.

         5.06 WAIVERS, AMENDMENTS, ETC. The provisions contained herein are for the benefit of the Purchasers and their respective successors and assigns and may not be rescinded or canceled or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent thereto of the Agent.

         5.07 FURTHER ASSURANCES. Each Guarantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

         5.08 SURVIVAL. All covenants, agreements, representations and warranties made by each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Purchasers and shall survive the purchase by the Purchasers of Bridge Notes and the execution and delivery to the Purchasers of the Purchase Agreement.

         5.09 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Agent. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

         5.10 SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not in any way be affected or impaired.

         5.11 JOINT AND SEVERAL OBLIGATIONS. The obligations of each of the Guarantors contained herein shall be joint and several.

         5.12 SECTION HEADINGS. Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         5.13 TERMINATION. This Agreement shall terminate when all the Bridge Notes and any other Guaranteed Obligations have been fully and indefeasibly paid in cash.

         IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed and delivered as of the day and year first above written.

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                            GUARANTOR SIGNATURE PAGE
                                       TO
                               GUARANTY AGREEMENT


                                       GUARANTORS:


                                       /s/  Henry Fahman
                                       -----------------
                                       Henry Fahman


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                              AGENT SIGNATURE PAGE
                                       TO
                               GUARANTY AGREEMENT


                                       AGENT:


                                       SOVCAP EQUITY PARTNERS, LTD, AS AGENT


                                       By: /s/  Barry W. Herman
                                          ---------------------
                                       Barry W. Herman, President